Exhibit 21.1

Entity Name	Jurisdiction of Formation / Incorporation
635952 Ontario Inc.	Ontario
8242348 Canada Inc.	Federally Chartered
Acaverde S.A. de C.V.	Mexico
Advanced Environmental Technical Services, L.L.C.	Delaware
Akron Regional Landfill, Inc.	Delaware
Alliance Sanitary Landfill, Inc.	Pennsylvania
Alpharetta Transfer Station, LLC	Georgia
American Landfill, Inc.	Ohio
American Oil Recovery, LLC	Texas
Ameriwaste, LLC	Maryland
Anderson Landfill, Inc.	Delaware
Antelope Valley Recycling and Disposal Facility, Inc.	California
Arden Landfill, Inc.	Pennsylvania
Atlantic Waste Disposal, Inc.	Delaware
Automated Salvage Transport Co., L.L.C.	Delaware
Avalon South, LLC	Delaware
Azusa Land Reclamation, Inc.	California
B&B Landfill, Inc.	Delaware
Big Dipper Enterprises, Inc.	North Dakota
Bluegrass Containment, L.L.C.	Delaware
Burnsville Sanitary Landfill, Inc.	Minnesota
CA Newco, L.L.C.	Delaware
Cal Sierra Disposal	California
California Asbestos Monofill, Inc.	California
Canadian Waste Services Holdings Inc.	Ontario
Capels Landfill, LLC	Delaware
Capital Sanitation Company	Nevada
Capitol Disposal, Inc.	Alaska
Carolina Grading, Inc.	South Carolina
Cedar Ridge Landfill, Inc.	Delaware
Central Disposal Systems, Inc.	Iowa
Chadwick Road Landfill, Inc.	Georgia
Chambers Clearview Environmental Landfill, Inc.	Mississippi
Chambers Development Company, Inc.	Delaware
Chambers Development of Ohio, Inc.	Ohio
Chambers of Georgia, Inc.	Delaware
Chambers of Mississippi, Inc.	Mississippi
Chemical Waste Management of Indiana, L.L.C.	Delaware
Chemical Waste Management of the Northwest, Inc.	Washington
Chemical Waste Management, Inc.	Delaware
Chesser Island Road Landfill, Inc.	Georgia
City Environmental Services, Inc. of Waters	Michigan
Cleburne Landfill Company Corp.	Alabama
Coast Waste Management, Inc.	California
Coastal Recyclers Landfill, LLC	Delaware
Connecticut Valley Sanitary Waste Disposal, Inc.	Massachusetts

Entity Name	Jurisdiction of Formation / Incorporation
Conservation Services, Inc.	Colorado
Coshocton Landfill, Inc.	Ohio
Cougar Landfill, Inc.	Texas
Countryside Landfill, Inc.	Illinois
CR Group, LLC	Utah
Curtis Creek Recovery Systems, Inc.	Maryland
Cuyahoga Landfill, Inc.	Delaware
CWM Chemical Services, L.L.C.	Delaware
Dafter Sanitary Landfill, Inc.	Michigan
Dauphin Meadows, Inc.	Pennsylvania
Deep Valley Landfill, Inc.	Delaware
Deer Track Park Landfill, Inc.	Delaware
Deffenbaugh Disposal, Inc.	Delaware
Deffenbaugh Group Holdings, Inc.	Delaware
Deffenbaugh Industries, Inc.	Missouri
Deffenbaugh of Arkansas, LLC	Kansas
Deffenbaugh Recycling Company, L.L.C.	Kansas
Del Almo Landfill, L.L.C.	Delaware
Delaware Recyclable Products, Inc.	Delaware
DHC Land, LLC	Texas
Dickinson Landfill, Inc.	Delaware
Disposal Service, Incorporated	West Virginia
Dolphin Services & Chemicals, LLC	Texas
Dolphin-One, LLC	Texas
Earthmovers Landfill, L.L.C.	Delaware
East Liverpool Landfill, Inc.	Ohio
Eastern One Land Corporation	Delaware
Eco-Vista, LLC	Arkansas
eCycling Services, L.L.C.	Delaware
ELDA Landfill, Inc.	Delaware
Elk River Landfill, Inc.	Minnesota
Energy Injection Services of Mississippi, LLC	Mississippi
Envirofil of Illinois, Inc.	Illinois
EnviroSolutions Dulles, LLC	Virginia
EnviroSolutions Holdings, Inc.	Delaware
EnviroSolutions Real Property Holdings, Inc.	Delaware
Evergreen Landfill, Inc.	Delaware
Evergreen Recycling and Disposal Facility, Inc.	Delaware
Finch Waste Co LLC	Delaware
Firetower Landfill, LLC	Delaware
Fred J. Eckert Sanitary Service, Inc.	Oregon
Furnace Associates, Inc.	Virginia
G.I. Industries	Utah
GA Landfills, Inc.	Delaware
Gallia Landfill, Inc.	Delaware
Garnet of Maryland, Inc.	Maryland
Gateway Transfer Station, LLC	Georgia
Georgia Waste Systems, Inc.	Georgia

Entity Name	Jurisdiction of Formation / Incorporation
Giordano Recycling, L.L.C.	Delaware
Glades Landfill, LLC	Florida
Glen's Sanitary Landfill, Inc.	Michigan
Grand Central Sanitary Landfill, Inc.	Pennsylvania
Greenbow, LLC	Alabama
Greenleaf Compaction, Inc.	Arizona
Greenstar Allentown, LLC	Delaware
Greenstar Georgia, LLC	Delaware
Greenstar Managed Services - Connecticut, LLC	Delaware
Greenstar Managed Services - RLWM, LLC	Illinois
Greenstar Mid-America, LLC	Delaware
Greenstar New Jersey, LLC	Delaware
Greenstar Ohio, LLC	Delaware
Greenstar Paterson, LLC	Delaware
Greenstar Pittsburgh, LLC	Delaware
Greenstar Recycled Holdings, LLC	Delaware
Greenstar, LLC	Delaware
Guadalupe Mines Mutual Water Company	California
Guadalupe Rubbish Disposal Co., Inc.	California
Ham Lake Haulers, Inc.	Minnesota
Harris Sanitation, Inc.	Florida
Harwood Landfill, Inc.	Maryland
Hedco Landfill Limited	England
High Mountain Fuels LLC	Delaware
Hillsboro Landfill Inc.	Oregon
Holyoke Sanitary Landfill, Inc.	Massachusetts
IN Landfills, L.L.C.	Delaware
International Environmental Management, Inc.	Georgia
Jahner Sanitation, Inc.	North Dakota
Jay County Landfill, L.L.C.	Delaware
K and W Landfill Inc.	Michigan
Keene Road Landfill, Inc.	Florida
Kelly Run Sanitation, Inc.	Pennsylvania
King George Landfill Properties, LLC	Virginia
King George Landfill, Inc.	Virginia
Kirby Canyon Holdings, LLC	California
L&K Group Holdings LLC	Kansas
Lakeville Recycling, L.P.	Delaware
Land South Holdings, LLC	Delaware
Landfill Services of Charleston, Inc.	West Virginia
Laurel Highlands Landfill, Inc.	Pennsylvania
LCS Services, Inc.	West Virginia
Liberty Landfill, L.L.C.	Delaware
Liquid Waste Management, Inc.	California
Longleaf C&D Disposal Facility, Inc.	Florida
Looney Bins, Inc.	California
Mac Land Disposal, Inc. II	Mississippi
Mahoning Landfill, Inc.	Ohio

Entity Name	Jurisdiction of Formation / Incorporation
Mass Gravel Inc.	Massachusetts
Mc Ginnes Industrial Maintenance Corporation	Texas
McDaniel Landfill, Inc.	North Dakota
McGill Landfill, Inc.	Michigan
Meadowfill Landfill, Inc.	Delaware
Michigan Environs, Inc.	Michigan
Midwest One Land Corporation	Delaware
Modesto Garbage Co., Inc.	California
Moor Refuse, Inc.	California
Mountain Indemnity Insurance Company	Texas
Mountainview Landfill, Inc.	Maryland
Mountainview Landfill, Inc.	Utah
Nassau Landfill, L.L.C.	Delaware
National Guaranty Insurance Company of Vermont	Vermont
New England CR L.L.C.	Delaware
New Milford Landfill, L.L.C.	Delaware
New Orleans Landfill, L.L.C.	Delaware
North Manatee Recycling and Disposal Facility, L.L.C.	Florida
Northwestern Landfill, Inc.	Delaware
Nu-Way Live Oak Reclamation, Inc.	Delaware
Oak Grove Disposal Co., Inc.	Oregon
Oakleaf Global Holdings, Inc.	Delaware
Oakleaf Waste Management, Inc.	Delaware
Oakleaf Waste Management, LLC	Connecticut
Oakridge Landfill, Inc.	South Carolina
Oakwood Landfill, Inc.	South Carolina
OGH Acquisition Corporation	Delaware
Okeechobee Landfill, Inc.	Florida
Ozark Ridge Landfill, Inc.	Arkansas
P & R Environmental Industries, L.L.C.	North Carolina
Pacific Waste Management L.L.C.	Delaware
Pappy, Inc.	Maryland
Peltz H.C., LLC	Wisconsin
Pen-Rob, Inc.	Arizona
People's Landfill, Inc.	Delaware
Peterson Demolition, Inc.	Minnesota
Phoenix Resources, Inc.	Pennsylvania
Pine Grove Landfill, Inc.	Pennsylvania
Pine Tree Acres, Inc.	Michigan
Prime Westport, LLC	Florida
Quail Hollow Landfill, Inc.	Delaware
Questquill Limited	England
R & B Landfill, Inc.	Georgia
RAA Colorado, L.L.C.	Colorado
RAA Trucking, LLC	Wisconsin
RCI Hudson, Inc.	Massachusetts
Recycle America Co., L.L.C.	Delaware
Recycle America Holdings, Inc.	Delaware

Entity Name	Jurisdiction of Formation / Incorporation
Redwood Landfill, Inc.	Delaware
Refuse Services, Inc.	Florida
Refuse, Inc.	Nevada
Reliable Landfill, L.L.C.	Delaware
Remote Landfill Services, Inc.	Tennessee
Reno Disposal Co.	Nevada
Resco Holdings L.L.C.	Delaware
Resource Control Composting, Inc.	Massachusetts
Resource Control, Inc.	Massachusetts
Richland County Landfill, Inc.	South Carolina
Riverbend Landfill Co.	Oregon
RTS Landfill, Inc.	Delaware
Rust Engineering & Construction Inc.	Delaware
Rust International Inc.	Delaware
S & J Landfill Limited Partnership	Texas
S & S Grading, Inc.	West Virginia
S&T Materials, LLC	Florida
Sanifill de Mexico (US), Inc.	Delaware
Sanifill de Mexico, S.A. de C.V.	Mexico
SC Holdings, Inc.	Pennsylvania
SF Land Acquisition, LLC	Florida
Shade Landfill, Inc.	Delaware
Shawnee Rock Company	Missouri
Sierra Estrella Landfill, Inc.	Arizona
Southern Alleghenies Landfill, Inc.	Pennsylvania
Southern One Land Corporation	Delaware
Southern Waste Services, L.L.C.	Delaware
Spruce Ridge, Inc.	Minnesota
Stony Hollow Landfill, Inc.	Delaware
Suburban Landfill, Inc.	Delaware
Swire Waste Management Limited	Hong Kong
Texarkana Landfill, L.L.C.	Delaware
Texas Pack Rat - Austin #1 LLC	Texas
Texas Pack Rat - Dallas #1 LLC	Texas
Texas Pack Rat - Houston #1 LLC	Texas
Texas Pack Rat - Houston #2 LLC	Texas
Texas Pack Rat - Houston #3 LLC	Texas
Texas Pack Rat - San Antonio #1 LLC	Texas
Texas Pack Rat Service Company LLC	Texas
The Peltz Group, LLC	Wisconsin
The Waste Management Charitable Foundation	Delaware
The Woodlands of Van Buren, Inc.	Delaware
Thermal Remediation Solutions, L.L.C.	Oregon
TN'T Sands, Inc.	South Carolina
Trail Ridge Landfill, Inc.	Delaware
Transamerican Waste Central Landfill, Inc.	Delaware
Trash Hunters, Inc.	Mississippi
Twin Bridges Golf Club, L.P.	Indiana

Entity Name	Jurisdiction of Formation / Incorporation
TX Newco, L.L.C.	Delaware
United Waste Systems Leasing, Inc.	Michigan
USA South Hills Landfill, Inc.	Pennsylvania
USA Valley Facility, Inc.	Delaware
USA Waste Geneva Landfill, Inc.	Delaware
USA Waste Landfill Operations and Transfer, Inc.	Texas
USA Waste of California, Inc.	Delaware
USA Waste of Texas Landfills, Inc.	Delaware
USA Waste of Virginia Landfills, Inc.	Delaware
USA Waste Services of NYC, Inc.	Delaware
USA Waste-Management Resources, LLC	New York
USA-Crinc, L.L.C.	Delaware
USB LIHTC Fund 2010-1, LLC	Delaware
UWS Barre, Inc.	Massachusetts
Valley Garbage and Rubbish Company, Inc.	California
Vern's Refuse Service, Inc.	North Dakota
Vickery Environmental, Inc.	Ohio
Vista Landfill, LLC	Florida
Voyageur Disposal Processing, Inc.	Minnesota
Warner Company	Delaware
Waste Away Group, Inc.	Alabama
Waste Management Arizona Landfills, Inc.	Delaware
Waste Management Buckeye, L.L.C.	Delaware
Waste Management China Holdings, Limited	Hong Kong
Waste Management Collection and Recycling, Inc.	California
Waste Management Disposal Services of Colorado, Inc.	Colorado
Waste Management Disposal Services of Maine, Inc.	Maine
Waste Management Disposal Services of Maryland, Inc.	Maryland
Waste Management Disposal Services of Massachusetts, Inc.	Massachusetts
Waste Management Disposal Services of Oregon, Inc.	Delaware
Waste Management Disposal Services of Pennsylvania, Inc.	Pennsylvania
Waste Management Disposal Services of Virginia, Inc.	Delaware
Waste Management Energy Services of Texas, LLC	Texas
Waste Management Holdings, Inc.	Delaware
Waste Management Inc. of Florida	Florida
Waste Management Indycoke, L.L.C.	Delaware
Waste Management International, Inc.	Delaware
Waste Management National Services, Inc.	Delaware
Waste Management National Transportation Services, Inc.	Delaware
Waste Management of Alameda County, Inc.	California
Waste Management of Alaska, Inc.	Delaware
Waste Management of Arizona, Inc.	California
Waste Management of Arkansas, Inc.	Delaware
Waste Management of California, Inc.	California
Waste Management of Canada Corporation	Nova Scotia
Waste Management of Carolinas, Inc.	North Carolina
Waste Management of Colorado, Inc.	Colorado
Waste Management of Connecticut, Inc.	Delaware

Entity Name	Jurisdiction of Formation / Incorporation
Waste Management of Delaware, Inc.	Delaware
Waste Management of Fairless, L.L.C.	Delaware
Waste Management of Five Oaks Recycling and Disposal Facility, Inc.	Delaware
Waste Management of Georgia, Inc.	Georgia
Waste Management of Hawaii, Inc.	Delaware
Waste Management of Idaho, Inc.	Idaho
Waste Management of Illinois, Inc.	Delaware
Waste Management of Indiana Holdings One, Inc.	Delaware
Waste Management of Indiana Holdings Two, Inc.	Delaware
Waste Management of Indiana, L.L.C.	Delaware
Waste Management of Iowa, Inc.	Iowa
Waste Management of Kansas, Inc.	Kansas
Waste Management of Kentucky Holdings, Inc.	Delaware
Waste Management of Kentucky, L.L.C.	Delaware
Waste Management of Leon County, Inc.	Florida
Waste Management of Londonderry, Inc.	Delaware
Waste Management of Louisiana Holdings One, Inc.	Delaware
Waste Management of Louisiana, L.L.C.	Delaware
Waste Management of Maine, Inc.	Maine
Waste Management of Maryland, Inc.	Maryland
Waste Management of Massachusetts, Inc.	Massachusetts
Waste Management of Metro Atlanta, Inc.	Georgia
Waste Management of Michigan, Inc.	Michigan
Waste Management of Minnesota, Inc.	Minnesota
Waste Management of Mississippi, Inc.	Mississippi
Waste Management of Missouri, Inc.	Delaware
Waste Management of Montana, Inc.	Delaware
Waste Management of Nebraska, Inc.	Delaware
Waste Management of Nevada, Inc.	Nevada
Waste Management of New Hampshire, Inc.	Connecticut
Waste Management of New Jersey, Inc.	Delaware
Waste Management of New Mexico, Inc.	New Mexico
Waste Management of New York, L.L.C.	Delaware
Waste Management of North Dakota, Inc.	Delaware
Waste Management of Ohio, Inc.	Ohio
Waste Management of Oklahoma, Inc.	Oklahoma
Waste Management of Oregon, Inc.	Oregon
Waste Management of Pennsylvania Gas Recovery, L.L.C.	Delaware
Waste Management of Pennsylvania, Inc.	Pennsylvania
Waste Management of Rhode Island, Inc.	Delaware
Waste Management of South Carolina, Inc.	South Carolina
Waste Management of South Dakota, Inc.	South Dakota
Waste Management of Texas Holdings, Inc.	Delaware
Waste Management of Texas, Inc.	Texas
Waste Management of Tunica Landfill, Inc.	Mississippi
Waste Management of Utah, Inc.	Utah
Waste Management of Virginia, Inc.	Virginia
Waste Management of Washington, Inc.	Delaware

Entity Name	Jurisdiction of Formation / Incorporation
Waste Management of West Virginia, Inc.	Delaware
Waste Management of Wisconsin, Inc.	Wisconsin
Waste Management of Wyoming, Inc.	Delaware
Waste Management Partners, Inc.	Delaware
Waste Management Recycling and Disposal Services of California, Inc.	California
Waste Management Recycling of New Jersey, L.L.C.	Delaware
Waste Management Service Center, Inc.	Delaware
Waste Management, Inc. of Tennessee	Tennessee
Western One Land Corporation	Delaware
Western Waste Industries	California
Western Waste of Texas, L.L.C.	Delaware
Westminster Land Acquisition, LLC	Massachusetts
Wheelabrator Technologies International Inc.	Delaware
White Lake Landfill, Inc.	Michigan
Willow Oak Landfill, LLC	Georgia
WM Avon, Inc.	Delaware
WM Bagco, LLC	Delaware
WM Billerica, Inc.	Delaware
WM Biloxi Hauling, LLC	Mississippi
WM Biloxi Transfer Station, LLC	Delaware
WM Boston CORE, Inc.	Delaware
WM CCP Solutions, LLC	Delaware
WM Conversion Fund, LLC	Delaware
WM Corporate Services, Inc.	Delaware
WM Curbside, LLC	Delaware
WM DC 1, LLC	Delaware
WM Emergency Employee Support Fund, Inc.	Delaware
WM Energy Resources, Inc.	Delaware
WM Energy Services Holdings, LLC	Delaware
WM Energy Services of Ohio, LLC	Ohio
WM Energy Solutions, Inc.	Delaware
WM Green Squad, LLC	Delaware
WM GreenOps, LLC	Delaware
WM GTL JV Holdings, LLC	Delaware
WM GTL, Inc.	Delaware
WM GTL, LLC	Delaware
WM Healthcare Solutions, Inc.	Delaware
WM Illinois Renewable Energy, L.L.C.	Delaware
WM Intellectual Property Holdings, L.L.C.	Delaware
WM International Holdings, Inc.	Delaware
WM KS Energy Resources, LLC	Delaware
WM LampTracker, Inc.	Delaware
WM Landfills of Ohio, Inc.	Delaware
WM Landfills of Tennessee, Inc.	Delaware
WM Leasing of Arizona, L.L.C.	Delaware
WM Leasing of Texas, L.P.	Delaware
WM Leasing Services of Texas, LLC	Delaware
WM LNG, Inc.	Delaware

Entity Name	Jurisdiction of Formation / Incorporation
WM Logistics India Private Limited	India
WM Logistics, LLC	Delaware
WM Mercury Waste, Inc.	Delaware
WM Middle Tennessee Environmental Center, L.L.C.	Delaware
WM Mobile Bay Environmental Center, Inc.	Delaware
WM ND Energy Resources II, LLC	Delaware
WM ND Energy Resources, LLC	Delaware
WM Nevada Renewable Energy, L.L.C.	Delaware
WM North Broward, Inc.	Delaware
WM of North Dakota Energy Disposal Solutions, LLC	North Dakota
WM Organic Growth, Inc.	Delaware
WM PA Holdings, LLC	Delaware
WM Pack-Rat of California, LLC	Delaware
WM Pack-Rat of Illinois, LLC	Delaware
WM Pack-Rat of Kentucky, LLC	Delaware
WM Pack-Rat of Maryland, LLC	Delaware
WM Pack-Rat of Massachusetts, LLC	Delaware
WM Pack-Rat of Michigan, LLC	Delaware
WM Pack-Rat of Nevada, LLC	Delaware
WM Pack-Rat of Ohio, LLC	Delaware
WM Pack-Rat of Rhode Island, LLC	Delaware
WM Pack-Rat, LLC	Delaware
WM Partnership Holdings, Inc.	Delaware
WM Phoenix Energy Resources, LLC	Delaware
WM PRG, L.L.C.	Colorado
WM Propane, LLC	Delaware
WM Quebec Inc.	Federally Chartered
WM RA Canada Inc.	Ontario
WM Recycle America, L.L.C.	Delaware
WM Recycle Europe, L.L.C.	Delaware
WM Recycling Latin America, LLC	Delaware
WM Refined Coal, LLC	Delaware
WM Renewable Energy, L.L.C.	Delaware
WM Resource Recovery & Recycling Center, Inc.	Delaware
WM Resources, Inc.	Pennsylvania
WM Safety Services, L.L.C.	Delaware
WM Security Services, Inc.	Delaware
WM Storage II, Inc.	Delaware
WM Storage, Inc.	Delaware
WM Texas Pack Rat, LLC	Delaware
WM Trash Monitor Plus, L.L.C.	Delaware
WM TX Energy Resources II, LLC	Delaware
WM TX Energy Resources, LLC	Delaware
WM WY Energy Resources II, LLC	Delaware
WM WY Energy Resources III, LLC	Delaware
WM WY Energy Resources, LLC	Delaware
WMI Mexico Holdings, Inc.	Delaware
WMNA Container Recycling, L.L.C.	Delaware

Entity Name	Jurisdiction of Formation / Incorporation
WMRE of Kentucky, LLC	Delaware
WMRE of Michigan, LLC	Delaware
WMRE of Ohio, LLC	Delaware
WMRE of Ohio-American, LLC	Texas
WMSALSA, Inc.	Texas
WTI Air Pollution Control Inc.	Delaware
WTI Rust Holdings Inc.	Delaware